UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 14, 2023, HomeTrust Bancshares, Inc. (the "Company") issued a press release announcing the retirement of its Executive Chair, Dana L. Stonestreet, effective at the conclusion of the Company’s Annual Meeting of Stockholders on November 13, 2023, consistent with the Form 8-K previously filed on May 24, 2022. Richard T. Williams, previously Vice Chair and Lead Director of the Company, has been appointed to serve as Chair of the Company going forward. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders
The voting results of the Annual Meeting were as follows:
Proposal 1:    Election of two directors, Robert E. James, Jr. and Craig C. Koontz, for three-year terms, and F.K. McFarland, III for a one-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert E. James, Jr.	11,581,983	1,015,907	1,933,974
Craig C. Koontz	12,082,064	515,826	1,933,974
F.K. McFarland, III	11,985,539	612,351	1,933,974
The Company’s directors were elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected for the term indicated.
Proposal 2:    Advisory (non-binding) vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,836,027	679,987	81,875	1,933,974
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Proposal 3:    Ratification of the appointment of FORVIS, LLP as the Company’s independent auditors for the six-month transition period ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,225,240	183,489	123,134	0
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Item 9.01  Financial Statements and Exhibits
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release dated November 14, 2023
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: November 14, 2023	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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